Exhibit 10.8.1

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
Addendum Number 2 to the LiveWorld Services Agreement
By and Between LiveWorld, Inc. and EBay Inc.
     This Addendum No. 2 to the LiveWorld Services Agreement (the “Agreement”) is entered into as of November 20, 2006, by and between LiveWorld, Inc., a (“LiveWorld”) and eBay Inc. (including the eBay Affiliates) (collectively “eBay”), is effective as of January 1, 2007 (the “Effective Date”).
RECITALS
     A. LiveWorld and eBay Inc. entered into the Agreement as of May 6, 2004, as amended in Addendum Number 1, dated January 6, 2005, pursuant to which inter alia, LiveWorld agreed to provide among other services, discussion boards and other discussion board management functions in connection with the community area of the eBay site.
     B. eBay and LiveWorld have agreed to modify certain terms of the Agreement.
     NOW THEREFORE, LiveWorld and eBay hereby agree as follows:
AGREED TERMS
1.	Section 2.1 is deleted and replaced with the following:

“For the duration of the Term LiveWorld shall provide to eBay and the applicable eBay Affiliates (as identified in Exhibit A-1 or a SOW (defined below)) the LiveWorld Services identified in Exhibit A-1 to this Agreement in accordance with the terms and conditions of the Agreement and the exhibits attached hereto. A further description of certain LiveWorld Services identified in Exhibits A-1 and additional terms that relate to such LiveWorld Services is attached hereto as Exhibit A-3. The parties acknowledge and agree that as part of the LiveWorld Services. LiveWorld will continue to provide eBay with access to the eBay Site activity reporting tools that are made available to eBay as of the Effective Date of this Agreement or similar reports providing equivalent data. Additionally, LiveWorld will automatically validate the internal consistency of all data relating to the LiveWorld Services before it’s sent to the data warehouse (data inaccuracy includes no data as well as wrong date), through the implementation of auto-validation systems comparing data from logs and databases to detect abnormalities in their relationship

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
(e.g. flag when data is higher than usual), eBay assumes that all data sent to the eBay data warehouse is an accurate representation of day-to-day activity. Whenever an event occurs that impacts the accuracy of the data-stream, LiveWorld should detect each event, take appropriate action to remedy the situation in a reasonable amount of time, and document each event. LiveWorld will make commercially reasonable efforts to regenerate data within 3 Business days of an event’s detection and notify eBay to re-pull the data into eBay’s data warehouse. LiveWorld will submit a comprehensive report of all events that affect the data-stream to eBay by the last day of June and December of each year. LiveWorld will operate the LiveWorld Services on its systems and network infrastructure and shall provide all necessary hardware, software, network equipment and bandwidth to implement and maintain the LiveWorld Services. All web pages that LiveWorld shall provide to Users in connection with the LiveWorld Services shall be subject to eBay’s prior review and written approval which may be withheld in eBay’s sole discretion.”

2.	Section 4.2 is deleted and replaced with the following:

“Use of User Data and Transaction Date. eBay shall own any User Data, Transaction Data, and/or content posted to any forums gathered from the eBay Site or the LiveWorld Web Site in the course of this Agreement.”

3.	A new Section 11.1(a) is added as follows:

“Renewal Terms(s). Unless terminated earlier pursuant to the termination provisions in this Section 11, this Agreement shall renew for three (3) years from the Addendum Effective Date (“Renewal Term”). The Renewal Term shall also be referred to herein as “Term” or “term”. The fees applicable to the Renewal Terms are listed in Exhibit A-1.”

4.	Section 11.2 is deleted and replaced with the following:

“Termination. Either party may terminate this Agreement upon a breach of any material term of this Agreement if the non-breaching party gives notice of the breach and the other party fails to cure the breach within [***] calendar days after written notice is sent. eBay may terminate this Agreement: (1) after [***] days written notice to LiveWorld if LiveWorld fails to achieve the performance service levels set forth in Section 1.1 Exhibit D [***] in a [***]-day period or [***] times in a [***]-day period;

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
(2) after [***] days written notice to LiveWorld if LiveWorld fails to meet any of its obligations set forth in Sections 2-10 of Exhibit D and does not cure such failure within [***] days following written notice thereof; (3) in accordance with Exhibit D (“Information Security Service Level Agreement”); or (4) after a period of not less than [***] months from the Addendum Effective Date, eBay US or any Affiliate may terminate its respective LiveWorld Services for convenience upon [***] days written notice to LiveWorld. After the first [***] months from the Addendum Effective Date, eBay or any eBay Affiliate operating under Monthly Operational Levels 1 through Level 10, detailed in Exhibit A-1, may terminate their respective LiveWorld Services for convenience upon [***] days advance written notice to LiveWorld with a penalty equal to [***]% of the remaining total minimum monthly fees (detailed in Exhibit A-1 for the level appropriate to the canceling entity) that would have been incurred within the initial [***] month period (Calendar 2007, the contractual year) had there been no cancellation.”

5.	Section 11.4 is deleted and replaced with the following:

“Effects of Expiration or Termination. Upon the expiration or termination of the Agreement, each party shall destroy all Confidential Information of the other party in its possession, or, at the request of the other party, return such Confidential Information to the other party. LiveWorld will assist eBay with the migration of all User Data, eBay Content, and Transaction Data to eBay or a third party service provider eBay in a format specified by eBay. All accrued payment obligations of LiveWorld and eBay shall survive expiration or termination of this Agreement. All contract extensions for each regional market entered into under separate statement of work will continue under the terms of this Agreement until expiration or unless terminated earlier pursuant to the termination section so this Section 11. The provisions of this Agreement respecting Definitions (§1), Use of Data (§4), Proprietary Rights (§5), Representations and Warranties (§6), Mutual Disclaimer of Warranties (§7), Mutual Limitation of Liability (§8), Indemnity (§9), Confidentiality (§10) and certain General Provisions (§§12.2, 12.3, 12.5) shall survive any expiration or termination of this Agreement.”

6.	Exhibits A-1, A-2, and A-3 are deleted in their entirety and replaced with the attached Exhibits A-1 and A-3.

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
7.	Exhibit B is deleted in its entirety.

8.	Exhibit D is deleted in its entirety and replaced with the attached Exhibit D.

9.	Section 3.5 is deleted and replaced with the following:

“Invoicing; Payments; Late Charges. Except as otherwise expressly provided in the attached Exhibits (the terms and conditions of which are hereby incorporated by this reference) or SOW for any new service, invoices for LiveWorld Service fees shall be sent to eBay and eBay International AG (and/or eBay Affiliate, if applicable) as set forth in Section 3.1 on a monthly basis commencing [***] days following the launch date specified in the applicable exhibit or SOW. Except as set forth otherwise in an SOW, invoices for set-up fees shall be invoiced when services are delivered. All invoices shall be due and payable no later than [***] days after eBay’s receive of the invoice (hereinafter, the “Invoice Due Date”). In the event that Client fails to pay the invoice amount in full on or before the Invoice Due Date, LiveWorld may impose at its discretion, a late charge of [***]% per month, and Client hereby agrees to pay LiveWorld. Each party may accept any check or payment without prejudice to its rights to recover the balance due or to pursue any other right or remedy. No endorsement or statement on any check or payment or letter accompanying any check or payment or elsewhere will be construed as an accord or satisfaction. All payments shall be made in United States dollars.”

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
     IN WITNESS WHEREOF, the parties have caused this Addendum No. 2 to be executed by their duly authorized representatives as of the Effective Date.

LiveWorld, Inc. (“LiveWorld”)	eBay Inc. (“eBay”)

By:	By:

Name:	Name:

Title:	Title:

Address:	Address:

Fax No.:	Fax No.:

eBay International A.G. (“eBay International”)

By:

Title:

Address:

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
EXHIBIT A-1
FEES FOR RENEWAL TERM
MONTHLY FEES FOR LIVEWORLD SERVICES (COMBINED SERVICES)

Monthly Fees for LiveWorld Services	[***]		[***]		[***]
Level 1: [***] K PV/Month + [***] Gigs Storage
Sweden	$	[***]	$	[***]	$	[***]
India	$	[***]	$	[***]	$	[***]
Philippines	$	[***]	$	[***]	$	[***]
Poland	$	[***]	$	[***]	$	[***]
Malaysia	$	[***]	$	[***]	$	[***]
French Canada	$	[***]	$	[***]	$	[***]

Level 1: Additional Countries/Divisions joining this level	$	[***]	$	v	$	[***]

Level 2: [***] K-1M PV/Month + [***] Gigs Storage
Hong Kong	$	[***]	$	[***]	$	[***]
Singapore	$	v	$	[***]	$	[***]

Level 2: Additional Countries/Divisions joining this level	$	[***]	$	[***]	$	[***]

Level 3: [***] M PV/Month + [***] Gigs Storage
Canada	$	[***]	$	[***]	$	[***]
Spain	$	[***]	$	[***]	$	[***]
Netherlands	$	[***]	$	[***]	$	[***]
Belgium	$	[***]	$	[***]	$	[***]

Level 3: Additional Countries/Divisions joining this level	$	[***]	$	[***]	$	[***]

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Monthly Fees for LiveWorld Services	[***]		[***]		[***]
Level 4: [***] M PV/Month + [***] Gigs Storage

Level 4: Additional Countries/Divisions joining this level	$	[***]	$	[***]	$	[***]

Level 5: [***] M PV/Month + [***] Gigs Storage
France	$	[***]	$	[***]	$	[***]

Level 5: Additional Countries/Divisions joining this level	$	[***]	$	[***]	$	[***]

Level 6: [***] M PV/Month + [***] Gigs Storage
Italy	$	[***]	$	[***]	$	[***]
Australia	$	[***]	$	[***]	$	[***]

Level 6: Additional Countries/Divisions joining this level	$	[***]	$	[***]	$	[***]

Level 7: [***] PV/Month + [***] Gigs Storage
China	$	[***]	$	[***]	$	[***]

Level 7: Additional Countries/Divisions joining this level	$	[***]	$	[***]	$	[***]

Level 8: [***] M PV/Month + [***] Gigs Storage
Germany	$	[***]	$	[***]	$	[***]

Level 8: Additional Countries/Divisions joining this level	$	[***]	$	[***]	$	[***]

Level 9: [***] M PV/Month + [***] Gigs Storage

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Monthly Fees for LiveWorld Services	[***]		[***]		[***]
Level 9:	$	[***]	$	[***]	$	[***]

Level 10: [***] M PV/Month + [***] Gigs Storage
UK	$	[***]	$	[***]	$	[***]

Level 10: Additional Countries/Divisions joining this level	$	[***]	$	[***]	$	[***]

Level 11: [***] M PV/Month + [***] Gigs Storage
	$	[***]	$	[***]	$	[***]

Level 12: [***] M PV/Month + [***] Gigs Storage
	$	[***]	$	[***]	$	[***]

Level 13: [***] M PV/Month + [***] Gigs Storage
	$	[***]	$	[***]	$	[***]

Level 14: [***] M PV/Month + [***] Gigs Storage
US	$	[***]	$	[***]	$	[***]

Level 15: [***] M PV/Month + [***] Gigs Storage
	$	[***]	$	[***]	$	[***]

Level 16: [***] M PV/Month + [***] Gigs Storage
	$	[***]	$	[***]	$	[***]

Special Levels

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Monthly Fees for LiveWorld Services	[***]		[***]		[***]
[***] K PV/Mo [***] Gigs Storage
*US Dev	$	[***]	$	[***]	$	[***]

PV Overage: < [***] /Month	$	[***]	$	[***]	$	[***]
PV Overage: [***] M/Month
* Overage fees applied for month that overage occurs and requires advancement to next service level for remainder of contract	$	[***]	$	[***]	$	[***]
Pricing includes: bandwidth, hardware, co-location costs, 24x7 Operations support, [***]% SLA, Community Management supported per country, support and maintenance of Dara Feeds, and reports, and separate accounting/invoicing per country.
PV’s are calculated at end of each calendar month for all products (Forums, Groups, Chatboards, Answer Center). If the total sum of combined page views for those products in a given month equals more than the allowable page view cap for that department, overage fees will be applied for the month in which the overage occurred AND country will be elevated to the next service level/price model for the remainder of the contract.
Overage fees can be avoided by increasing regions to the next contractual level before overage occurs. After the first [***] months of the initial period ([***] months — Calendar 2007) from the Addendum Effective Date, and at the beginning of each subsequent [***] month period, eBay or any eBay Affiliate may decrease their respective LiveWorld Services Level by a maximum of [***] level. After the first [***] months of the initial period [***] ([***] months — Calendar 2007) from the Addendum Effective Date, and at the beginning of each subsequent [***] month period, eBay or any eBay Affiliate may decrease their respective LiveWorld Services Level, to any level detailed in Exhibit A-1. Levels can be increased at any time within the contractual period.

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
MONTHLY FEES FOR LIVEWORLD INFORMATION SERVICES ONLY

Monthly Fees for LiveWorld Moderation
Services	[***]
Hong Kong	[***] Hrs/Mo
	$	[***]
French Canada	[***] Hrs/Mo
	$	[***]
Singapore	[***] Hrs/Mo
	$	[***]
Canada	[***] Hrs/Mo
	$	[***]
France	[***] Hrs/Mo
	$	[***]
Australia	[***] Hrs/Mo
	$	[***]
UK	[***] Hrs/Mo
	$	[***]
US	[***] Hrs/Mo
	$	[***]
Additional Hours-Per Hour English	$	[***]
Additional Hours-Per Hour Non-English	$	[***]

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
MONTHLY PRICING FOR A LA CARTE SERVICES

Service	Quantity	[***]
Discussions Boards, Chat Boards, or Answer Center (new duplicate products for existing countries or new countries)
Standard Set-up Duplicate System (English)		$[***]
Standard Set-up Duplicate System (Non-English) (localization will vary per product/language) Localization Fees waived if eBay provides localization.		$[***]+ localization (est. [***]K)
Monthly Operating Fee	<[***]M PV/mo	Level 2 PV Pricing
Monthly Operating Fee	<[***]K PV/mo	Level 1 PV Pricing

User Groups
Set-up Duplicate System (English)		$[***]
Set-up Duplicate System (Non-English)		$[***]+ localization (est. [***]K)
Monthly Operating Fee	<[***]M PV/mo	Level 2 PV Pricing
Monthly Operating Fee	<[***]K PV	Level 1 PV Pricing

eBay QA Process		$[***]

Moderation
English	Per hour based on min. [***] hours/month	$[***]/hour

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Service	Quantity	[***]
Non-English (subject to availability)	Per hour based on min. [***] hours/month	$[***]/hour
English	Per hour based on min [***]v hours/month	$[***]/hour
Non-English (subject to availability)	Per hour based on min [***] hours/month	$[***]/hour
Events Base price (any audio/video/extra costs outlines per SOW)		$[***]

Customization/Professional Services
Strategic Consulting	Per hour	$[***]
	Per day	$[***]

Custom Development	Per hour	$[***]
	Per day	$[***]
	Per week	$[***]

Custom Design (art, html)	Per hour	$[***]

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
EXHIBIT A-3
DESCRIPTION OF LIVEWORLD SERVICES & TERMS
RELATING TO EACH LIVEWORLD SERVICE
The LiveWorld Services features and functionalities include, but shall not be limited to, the following:
DISCUSSION BOARD SERVICE
Features:
•	Threaded discussion board service where users may post and reply to messages from other users.

•	Pink Highlight for eBay employee posts.

•	Posts will be listed in order of time received only (chronological order, first to last, only).

•	# of posts that are viewed per page will be able to be a set amount, between 20 and 40.

•	30 day viewing of threads/posts. If after approximately 30 days (determined by eBay and varied per board) no one has posted to a specific thread, that thread and all posts in that thread permanently disappear.

•	Pagination of Topics, and of posts in topics (i.e., “1,2,3,4,5”, as well as “previous, next, Go To”).

•	Subscriptions/Watches: Allows subscription by members to watch threads with or without email notification (immediate or digests).

•	Forum and topic listings can be retrieved via RSS feeds.

•	Member signature files automatically included on each post.

•	Links to Subscriptions Management and personal settings for Signature Files.

•	Turn on ‘printer-friendly’ page that strips headers from pages for printing purposes.

•	eBay Staff can set member Polls and Systems wide announcements.

•	Admin. Hierarchy:
o	Moderate (Authorized by individual User ID) — View, post, search, subscribe, use general “public” features, delete posts and discussions, lock discussions, block (suspend) member, reinstate members, perform moderate functions.
•	Administrative Functionality:
o	Administrator — sets access levels and authorizations (i.e. edit general functions available at the Manage level, at the Moderator Level, at the Member Level, at the Visitor level, authorize individuals for any access higher than Member), perform all functions given at lower levels, set Feature access (i.e. turn edit on/off), Create/Delete Boards, Access all reports, Change Look/Feel of folders, Perform

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
top-level functions (i.e. change over-all Board Design across all boards, Add new Marketing Widget areas to boards or folders, etc.)

o	Ability to customize functionality of an employee in the hierarchy (eBay will set criteria per specified admin. level).

o	Manager (Authorized by individual User ID — may be site-specific, e.g., All Boards, eBayUK only, eBay Canada only, core eBay only, etc) — Perform all functions given at lower levels, access reports, View email addresses and IP addresses, Create/Delete Folders, Set Discussions at tope of Discussion List, Change content of Marketing Widget areas (i.e. Topic of the Day, etc), Set folders “read only”, “reply only”, or “moderate”.

o	Ability to search for all posts for a specified user through the search engine, sorted by date/time, and to have both options: delete all posts returned or delete individual posts.

o	Ability to move topics to different folders, ability to set topics as “read only” and ability to set topics at the top of the topic list and have them remain there (lock thread).

o	Member (Any eBay-registered user when logged in) — View, Post, Search, Subscribe, use general “Public” features.
•	Reports:
o	Transfer statistical data to eBay data warehouse via daily feed (48 hours delay in data generation).

o	Page Views/Post stats on traffic and activity, on a global level, by Category, forum by forum, in threads, and about members.

o	Log In/Unique Visitor counts by all folders and by individual folders.

o	Watch email activity report.
•	Limit members that have a feedback score < 10 to post only 10 times per day (varies per country)
CHAT BOARD SERVICE
Features:
•	Scrolling chat message service

•	Display up to 200 messages in linear fashion

•	User selectable number of messages timeframe

•	Chat board administration and reporting

•	Limit members that have a feedback score < 10 to post only 10 times per day (varies per country)

•	Pink highlight for eBay employee posts
ANSWER CENTER SERVICE

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
Features:
•	Threaded discussion board service where users may post and reply to messages from other users.

•	Q&A posting technology — Anyone can post/ask a question, limitations can be set by eBay on who may answer a question. Configurable limits on numbers of answers per question.

•	Members may rate an answer as helpful/not helpful and search/sort for content based on helpfulness.

•	Pink Highlight for eBay employee posts.

•	Posts will be listed in order of time received only (chronological order, first to last, only)

•	Archiving/Deletion of outdated threads/posts. If after period of time (Determined by eBay and varied per board) no one has posted to a specific question, that question and all answers in that thread permanently disappear.

•	Pagination of Topics, and of posts in topics (i.e., “1,2,3,4,5”, as well as “previous, next, Go To”)

•	Subscriptions/Watches: Allows subscription by members to watch threads with or without email notification (immediate or digests).

•	Links to Subscriptions Management and personal setting for Time Zone/page display.

•	Admin. Hierarchy:
o	Moderate (Authorized by individual User ID) — View, post, search, subscribe, use general “public” features, delete posts and discussions, lock discussions, block (suspend) member, reinstate members, perform moderate functions.
•	Administrative Functionality:
o	Administrator — sets access levels and authorizations (i.e. edit general functions available at the Manage level, at the Moderator Level, at the Member Level, at the Visitor level, authorize individuals for any access higher than Member), perform all functions given at lower levels, set Feature access (i.e. turn edit on/off), Create/Delete Boards, Access all reports, Change Look/Feel of folders, Perform top-level functions (i.e. change over-all Board Design across all boards, Add new Marketing Widget areas to boards or folders, etc.)

o	Ability to customize functionality of an employee in the hierarchy (eBay will set criteria per specified admin. level).

o	Manager (Authorized by individual User ID — may be site-specific, e.g., All Boards, eBayUK only, eBay Canada only, core eBay only, etc.) — Perform all functions given at lower levels, access reports, View email addresses and IP addresses, Create/Delete Folders, Set Discussions at top of Discussion List, Change content of Marketing Widget areas (i.e. Topic of the Day, etc.), Set folders “read only”, “reply only”, or “moderate”.

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
o	Ability to search for all posts for a specified user through the search engine, sorted by date/time, and to have both options: delete all posts returned or delete individual posts.

o	Ability to move topics to different folders, ability to set topics as “read only” and ability to set topics at the top of the topic list and have remain there (lock thread).

o	Member (Any eBay-registered user when logged in) — View, Post, Search, Subscribe, use general “Public” features.
•	Reports:
o	Transfer statistical data to eBay data warehouse via daily feed ([***] hours delay in data generation).

o	Page Views/Post stats on traffic and activity, on a global level, by Category, forum by forum, in threads, and about members.

o	Log In/Unique Visitor counts by all folders and by individual folders.

o	Ratings Activity reporting.

o	Watch email activity report.
•	Only members with >10 feedback can answer a question. The original poster can reply within the thread, even if the feedback score is <10 (varies per country).
USER GROUPS SERVICES
Features: (Bold features only available on 4.x version of User Groups product but not in previous versions.)
•	Allow users to create public or private groups.

•	Group Leader minimum requirements (Feedback, Reg. Date, & % positive).

•	Allow eBay to create hidden/special groups.

•	Provide search by region, category, keyword, and by member ID.

•	Sort member list by join/activity dates.

•	Last updated time/date stamp on photo albums.

•	Poll list includes creation date, vote count, & status.

•	Automated transfer of Group Leadership.

•	Global Announcements.

•	Photo storage limitations per user/per group.

•	Post Rate Limiter.

•	Message interceptor by keyword (all contents and emails).

•	Group functions/features:
o	Group welcome page.

o	Group home page.

o	Member lists.

o	Announcements.

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
o	Discussions.

o	Photo Album.

o	Event Calendar.

o	Polls.

o	Invite members.

o	Email members.

o	Report abuse.

o	Remove me link.

o	Group administration for group leaders.
•	System-wide administration for designated eBay staff.
o	Deactivation grace period.

o	Deleted Group Recovery.

o	Sweeper Search.

o	Admin Moderator/Leader action review & group email review/archive.
•	Reports:
o	Transfer statistical data to eBay data warehouse via daily feed (48 hour delay in data generation).

o	Page Views report by all Groups and by individual Group, by activity.

o	Component Activity reports by all Groups and by individual Groups.

o	Custom Reports.
|	Average life cycle per group.

|	Components page views and activity counts.

|	eBay Staff activity.

|	IP summary.

|	Watch email activity report.
•	Pink highlights for eBay employee posts.
MODERATION SERVICES
Features:
•	Signed in members have access to a “Report” link on messages in designated areas to allow users to report violations of eBay’s Board Usage Policy.

•	LiveWorld will review all reporter posts and evaluate if those posts violate the Board Usage Policy and remove reported content that violates such Board Usage Policies.

•	LiveWorld and eBay shall mutually agree upon the process in writing that LiveWorld shall follow for deleting content, reporting the violation to the User, sanctioning Users, and notifying eBay of actions taken by LiveWorld.

•	LiveWorld shall provide reporting of reported content and actions taken by LiveWorld in connection with such reported content in accordance with the terms of this Agreement.

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
•	Auto suspend users from continuity participation for a specified period of time, and have them automatically reinstated.
EVENTS
Features:
•	Organized venue for online, text-based, live auditorium-style events for up to 5,000 visitors (peak or total).

•	Standard duration of 60-minutes per event.

•	Client may provide and include a slider show with each event at no additional charge.

•	Pre-event Data Capture (up to 5 points)

•	Standard text-based chat event.

•	Backstage area to provide privacy for Client’s guests.

•	Moderation and question screening provided.

•	Integrated chat and question submission and screening.

•	Multiple levels of audience conversation provided.

•	Language filters for a clean, well-lighted experience.

•	Optional password protection.

•	Complete transcript of Client’s event (for text chat only).

•	EZTalk chat client using IRC and HTTP protocols.

•	HTML chat client available for easier penetration of corporate firewalls.

•	Event reporting including total unique users, peak users and number of questions submitted.

•	Edited transcript of the event, if needed.

•	Optional Audio and Video services coordinated by LiveWorld via 3rd party provider (services and separate fees to be outlined in SOW on per project basis).

•	Have an assigned LiveWorld Event Producer to assist with set up/execution of the Town Hall

•	Host 6 months worth of audio-archives of each event in Real Player and Windows Media player format (if purchased as outlined within SOW for Audio/video services).

•	Provide audio recording in MP3 file instead of delivered CD recording (if purchased as outlined within SOW for Audio/video services).

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
EXHIBIT D
Operations SLA Performance Standards
     1. Performance Standards: LiveWorld and the LiveWorld Services shall comply with the performance standards set forth in this service levels agreements (“SLA”).
          1.1 Service Availability Performance. LiveWorld shall measure Service Availability (“SA”) on an individual country basis for all LiveWorld Services provided for each country under this Agreement.
               Monthly Service Availability Metric for each individual LiveWorld Services:
               [***]%
          1.2 Website Response Performance. LiveWorld shall measure monthly website response (“WR”) times based upon the download time of LiveWorld’s raw HTML, excluding any external content.
               Minimum time to connect to LiveWorld Site: [***] second, [***]% of the time.
               Minimum time to connect to LiveWorld Site: [***] second, [***]% of the time.
          1.3 Service Performance Standard Calculations.
               1.3.1 Monitoring: Approximately every [***] minutes, the LiveWorld monitor will issue an HTTP GET from within the LiveWorld datacenter and store results in the LiveWorld monitoring database, for each LiveWorld Service.
               The monitoring database shall be structured similarly to the following:
TABLE `log`
`timestamp` bigint (20) NOT NULL default ‘0’,
`host` text NOT NULL,
`uri` text NOT NULL,
`status` text NOT NULL,
`duration` int (11) NOT NULL default ‘0’
› TYPE=InnoDB

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

where	timestamp is the Unix timestamp

hostname & URI is the actual service and URI being tracked

status is a flag that indicates whether that measurement should be factored into the SLA or should be excluded due to schedule maintenance or eBay outage or other exclusion per the terms of this agreement.

Duration is the time it took to load a page in milliseconds
Sample data will look similar to the following:

1083108300	forums.ebay.com /dbl/form.jsp?forum=102 OK 492	Fulfilled, <2

1083108300	forums.ebay.com /dbl/form.jsp?forum=102 OK 614	Fulfilled, <2

1083108300	forums.ebay.com /dbl/form.jsp?forum=105 OK 503	Fulfilled, <2

1083108300	forums.ebay.com /dbl/form.jsp?forum=105 OK 111	Fulfilled, <2

1083108300	forums.ebay.com /dbl/form.jsp?forum=105 OK 309	Fulfilled, <2

1083108300	forums.ebay.com /dbl/form.jsp?forum=105 Maint 11552	Ignore

1083108300	forums.ebay.com /dbl/form.jsp?forum=105 OK 625	Fulfilled, <2

1083108300	forums.ebay.com /dbl/form.jsp?forum=105 OK 732	Fulfilled, <2

1083108300	forums.ebay.com /dbl/form.jsp?forum=105 OK 819	Fulfilled, <2

1083108300	forums.ebay.com /dbl/form.jsp?forum=105 OK 277	Fulfilled, <2

1083108300	forums.ebay.com /dbl/form.jsp?forum=105 OK 832	Fulfilled, <2

1083108300	forums.ebay.com /dbl/form.jsp?forum=105 OK 710	Fulfilled, <2

1083108300	forums.ebay.com /dbl/form.jsp?forum=105 OK 2102	Fulfilled, <2

1083108300	forums.ebay.com /dbl/form.jsp?forum=105 OK 981	Fulfilled, <2

1083108301	forums.ebay.de /forum.jsp?forum=35 OK 382	Fulfilled, <2

1083108301	forums.ebay.de /forum.jsp?forum=35 OK 422	Fulfilled, <2

1083108301	forums.ebay.de /forum.jsp?forum=35 OK 385	Fulfilled, <2

1083108301	forums.ebay.de /forum.jsp?forum=35 OK 506	Fulfilled, <2

1083108301	forums.ebay.de /forum.jsp?forum=35 OK 302	Fulfilled, <2

1083108301	forums.ebay.de /forum.jsp?forum=35 OK 685	Fulfilled, <2

1083108301	forums.ebay.de /forum.jsp?forum=35 OK 781	Fulfilled, <2

1083108301	forums.ebay.de /forum.jsp?forum=35 OK 3501	Fulfilled, <4

1083108301	forums.ebay.de /forum.jsp?forum=35 OK 419	Fulfilled, <2

1083108301	forums.ebay.de /forum.jsp?forum=35 OK 112	Fulfilled, <2

1083108301	forums.ebay.de /forum.jsp?forum=35 OK 209	Fulfilled, <2

1083108301	forums.ebay.de /forum.jsp?forum=35 OK 325	Fulfilled, <2

1083108301	forums.ebay.de /forum.jsp?forum=35 OK 1033	Fulfilled, <2

1083108301	forums.ebay.de /forum.jsp?forum=35 OK 2101	Fulfilled, <4

1083108301	forums.ebay.de /forum.jsp?forum=35 Fail null	Unfulfilled

               1.3.2 vice Availability Calculating:

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
Step 1: For each HTTP GET record in the monitor database, the following will be determined:
Unfulfilled requests — timeouts on requests that take longer than [***] ([***] milliseconds)
Fulfilled requests — all requests [***] seconds or less
<[***] requests — all Fulfilled requests loading in less than [***] seconds ([***] milliseconds)
<[***] requests — all Fulfilled requests loading in greater than [***] seconds ([***] milliseconds) but greater than or equal to [***] seconds
>[***] requests — all fulfilled requests loading in greater than [***] seconds
Ignore requests — all requests during Scheduled Maintenance windows and outages of the eBay Site that impact the LiveWorld Services and other permitted exceptions under Section 12.3 of the Agreement and Section 5 of this SLA.
Net Requests — The total number of requests minus Ignore requests
Step 2: A SA percentage for each LiveWorld Service will be calculated by dividing Fulfilled requests by Net Requests then multiplying by [***]. For the sample data above, the resulting calculation would be:
Forums.ebay.com: Fulfilled=[***], Net Requests=[***] — SA=[***]
Forums.ebay.de: Fulfilled=[***], Net Requests=[***] — SA=[***]
Step 3: A WR percentage for <[***] second requests for each LiveWorld Service will be calculated by dividing the number of <[***] second requests by the Net Requests minus Unfulfilled requests times [***]. A WR percentage for <[***] second requests for each LiveWorld Service will be calculated by dividing the sum of the number <[***]and <[***] second requests by Net Requests minus unfulfilled requests times [***]. For the sample data above, the resulting calculation would be:
Forums.ebay.com:
<[***] second requests = [***], Net Requests=[***] — 0 =[***] —

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
WR for <[***] seconds = [***]
<[***] second requests = [***], Net Requests = [***] — WR for
<[***] seconds = [***]
Forums.ebay.de
<[***] second requests=[***], Net Requests=[***] — WR for
<[***] seconds=[***]
<[***] second requests=[***], Net Requests = [***] — WR for
<[***] seconds = [***]
Step 4: Metrics will be calculated each LiveWorld Service by using the monthly Page Views reported by each service within a particular country (weighted average for services within that country).
          1.4 LiveWorld and eBay shall review the performance metrics and monitoring tools at least once per quarter. Any changes to the performance metrics or monitoring tools, must be mutually agreed upon by LiveWorld and eBay in writing.
     2. Technical Support and Problem Resolutions:
          2.1 Technical Support. LiveWorld shall provide eBay with Technical Support every day (24x7) with a telephone/pager number for submission of all Severity 1 and 2 Support Requests and an email support address for Severity 3 and feature enhancement/modification requests. An on-call support technical shall answer the telephone/pager number.
          2.2 Problem Classification. The following classification table defines the severity of problems reported by eBay and/or LiveWorld.
Problem Classification Table

Classification	Criteria
Severity 1 (Critical)	The LiveWorld Service is non-operative or performance is significantly impaired. The LiveWorld Service cannot be accessed by Users without significant delay, if at all. No known work around is currently available.

Severity 2 (Degraded)	The LiveWorld Service is operational but usability is impaired.

Severity 3 (Minimal)	Reported problems that have slight or no impact on User access or usability. (Includes general bugs and users or eBay contributed HTML that causes performance/display problems)

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
          2.3 Response Expectation Table. The following Response Expectation table specifies the level of response that will be given to a problem at each step of the process based upon the assigned severity of the problem. The table specifies the maximum of time elapsed to complete each step.
Escalation Response Expectation Table

Severity	Step 1 (Identify)	Step 2 (Temporary	Step 3 (Fix)
Fix)
1 (Critical)	[***] minutes	Immediate and continuing best efforts	Immediate and continuing best efforts

2 (Degraded)	[***] hours during normal business hours, [***] hours otherwise	[***] calendar days	Within [***] calendar days

3 (Minimal)	[***] business day	Worked on a time available basis	As appropriate
          2.4 Escalation Process. All problems with a Severity Level of 1 to 2 will be escalated if a solution or plan of resolution cannot be achieved within the designated amount of time as described above. Escalations will occur in accordance with the following schedule:
Severity 1 and 2 Problem Escalation:
[***]min. LiveWorld NOC, 408-838-6955
[***]min. Andrew Oliver, 408-203-4884
[***]min. Daniel Zaner, 408-858-7988
[***]min. Chris Christensen, 408-416-6348
>[***]min. Peter Friedman, 408-666-1126
Severity 3 Problem Escalation:
[***] hours ebay-requests@liveworld.com
[***] hours            Louis Johns, 408-426-6249
[***] hours            Debbie Dembecki, 408-218-1312
>[***] hours            Jenna Woodul, 408-836-9645
For severity 3 issues, LiveWorld may choose not to provide temporarily or permanent fixes.
     3. Schedule Maintenance:
     LiveWorld shall be entitled to perform schedules maintenance on the LiveWorld Service, provided (a) eBay will receive at least [***] hours prior written notice of the date, time and expected

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
duration thereof and (b) such maintenance will (i) not exceed [***] hours in total per calendar month and (ii) LiveWorld shall work with eBay to attempt to have schedule maintenance conducted at times least likely to cause disruption to the operation of the LiveWorld Service (“Scheduled Maintenance”). Upon request by LiveWorld, eBay may, in its sole discretion, grant additional periods of scheduled maintenance. Performance measurement ‘misses’ during such windows will not be counted against the Service Availability or Website Response metrics.
     4. Unscheduled outage/error:
     Once LiveWorld identifies that a Severity 1 or 2 problem has occurred and which LiveWorld expects to have a duration of greater than [***] minutes, LiveWorld will use its best efforts to notify eBay within [***] minutes that such problem has been encountered. This notification will take the form of a phone call in the eBay Network Operation Center (NOC) at (408) 376-6011 or via AIM to SiteLead.
     5. Exceptions to this SLA:
          5.1 For new Customizations deployed by LiveWorld for eBay, performance guarantees shall begin [***] days after initial public deployment on the eBay Site. For new deployments of existing LiveWorld Services, performance guarantee shall begin [***] days after the initial public deployment on the eBay Site. For major upgrades, performance guarantees shall be suspended for up to [***] day. For new code updates, performance guarantees shall be suspended for up to [***] hour.
          5.2 Performance guarantees shall be suspended in the following circumstances:
               5.2.1 In the event of a greater than [***]% increase above the [***]-day average daily peak traffic for any single LiveWorld Service in a [***] minute window, LiveWorld shall have [***] hours to respond.
               5.2.2 In the event of a greater than [***]% increase above the [***]-day average daily peak traffic for any single LiveWorld Service, LiveWorld shall have [***] hours to respond.
          5.3 LiveWorld shall not be responsible for any failure to meet the performance standards set forth in Section 1 of this SLA resulting from any act or omission by eBay; or from any Force Majeure events.
          5.4 Reduced SLA for U.S. Groups until completion of 4.X upgrades scheduled in Q1 2007.

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
               5.5 Reduced SLA for any products eBay is operating outside LiveWorld’s recommendation for product specifications (i.e. non archiving of inactive content as an example). The parties will mutually agree on which products will fall under this Reduced SLA based on what is commercially reasonable for LiveWorld to support.
Monthly Service Availability Metric for services outlined in Section 5.4 & 5.5:
[***]%
Minimum to connect to LiveWorld Site: [***] seconds, [***] of the time.
Minimum to connect to LiveWorld Site: [***] seconds, [***] of the time.
     6. LiveWorld environmental changes:
     LiveWorld will provide to eBay a weekly notification outlining significant changes (if any) that are scheduled to be made to its technical environment at least [***] hours before the change is made.
     7. Failure of service contingency:
     Prior to launching any new LiveWorld Service, a contingency plan must be established that provides eBay Operations with an easy method of masking or removing LiveWorld’s Service from the eBay Site.
     8. Monitoring:
     Service availability and performance monitoring will be performed by LiveWorld using LiveWorld monitoring tools. At eBay’s request, LiveWorld will make available to eBay within [***] hours, monitoring logs for the eBay services LiveWorld operates.
     9. Browser Compatibility:
     LiveWorld Site will initially be compatible with and Microsoft Internet Explorer 6.0 and later, Firefox 1.5 and later, and Safari 2.0, eBay and LiveWorld shall mutually agree on the timeframe in which LiveWorld’s then current services will be made compatible with new releases of Microsoft Internet Explorer, Firefox and/or Safari, that are released after the effective date of this Agreement.

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
     10. Post Mortem Reports:
     LiveWorld will provide post mortem reports after each Severity 1 or 2 failure. The report will explain the root cause of the problem, and provide the short-term solution implemented to mitigate the issue and a long-term solution for preventing the problem. This document should be emailed to the following eBay Operations email address: sitelead@ebay.com. eBay will provide LiveWorld a weekly list of opened cases for LiveWorld Services.
     11. Credits:
     LiveWorld will credit eBay as set forth in the table in this section below each time LiveWorld fails to meet a Performance Standard in Section 1 of this SLA or a Problem Resolution Standard set forth in Section 2 of this SLA. Credits consist of hard dollars. eBay will determine, its sole discretion, within [***] days of an incident whether a credit is due and shall notify LiveWorld in writing. Credits will be applied to the involve due for the month immediately following a month with an incident.

Standard	Credit/Bonus	Maximum Credit
Service Level Agreement	[***]% or greater — no credit <[***]% - credit equal to [***]% of the monthly fees due for the country that is affected by the service downtime. This credit will only apply to each individual country service based on a weighted average for all products within that country, and will not be aggregated across all countries.

Escalation Response	$[***] per incident	$[***] annually

Failure to meet post mortem guidelines	$[***] per incident	$[***] annually
12. Source Code
     In the event of a bankruptcy filing or a filing of insolvency during the term of this agreement resulting in LiveWorld’s inability to perform its obligations under this agreement. LiveWorld shall license its software to eBay and the eBay Affiliates at no cost to eBay.